SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), made this 31st day of December 2012, between Global Arena Holding, Inc. (the "Company"), the Company's wholly owned subsidiary, Global Arena Investment Management, LLC ("GAIM") and FireRockCapital Inc. ("Purchaser").

WITNESSETH:

WHEREAS, as contemplated by this Agreement, Purchaser is to purchase from Company, and Seller are to sell to Purchaser, 714,286 shares of common stock, par value $0.001 of Global Arena Holding, Inc. and membership interests representing 25% of Global Arena Investment Management, LLC, which are currently owned by the Company;

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

ARTICLE I
PURCHASE AND SALE OF SECURITIES

1.1 Purchase and Sale. Subject to the terms and conditions set forth herein, Seller will sell to Purchaser, and Purchaser will purchase from Seller, at the Closing (as hereinafter defined), 714,286 shares of common stock, par value $0.001 of Global Arena Holding, Inc. (the "Common Shares") for $.35 per common share and membership interests representing 25% of Global Arena Investment Management, LLC, which are currently owned by the Company (the "Membership Interests" and together with the Common Shares, the "Securities"), for a payment of $250,000 before 4:00 PM EST on December 31, 2012.

1.2 Closing. The closing of the sale and purchase of the Securities hereunder (the "Closing"), will be held at the offices of Seller on December 31, 2012 or at such other time, date and place as agreed to by the parties.

1.3 Delivery and Payment. At the Closing, the Company will deliver to Purchaser a certificate(s) representing the Common Shares and a certificate representing the Membership Interests, which certificates shall be registered in the name of Purchaser or its assignees, against payment by the Purchaser to the Company of the aggregate purchase price therefore. Seller will pay all stamp and other transfer taxes, if any, which may be payable in respect of the sale and delivery of the Common Shares.

1.4 Repurchase.

(a) On or before December 31, 2014, the Purchaser may opt, at its discretion, to sell back to the Company 285,715 of the Common Shares and the Membership Interests

for a total of $100,000, provided that upon receipt of notice of the Purchaser's desire to affect such repurchase right, the Company shall have thirty (30) days to make such payment.

(b) On or before the later of (i) such time as the Purchaser has completed due diligence to its satisfaction, it being understood that such due diligence shall be completed no later than January 22, 2013, or (ii) such time as the Company has obtained any and all required regulatory approvals to effectuate the transfer of the Membership Interests, the Purchaser may opt, at its discretion, to sell back to the Company the Membership Interests and 428,571 of the Common Shares for a total of $150,000, provided that upon receipt of notice of the Purchaser's desire to affect such repurchase right, the Company shall have thirty (30) days to make such payment.

(c) In the event that the Purchaser elects to affect the repurchase rights in accordance with Section 1.4(a) or 1.4 (b) hereof and the Company fails to make the required payment, the Purchaser shall, in addition to such payment, be entitled to receive from the Company, all reasonable costs of collection, including, but not limited to, reasonable attorneys' fees, court costs and other costs incurred in enforcing its rights to payment hereunder.

ARTICLE II
ADDITIONAL AGREEMENTS OF PARTIES / COVENANTS TO CLOSING

2.1 Purchaser shall have entered into a confidentiality agreement regarding the proprietary information of Global Arena Holding, Inc. and Global Arena Investment Management, LLC.

2.2 Piggyback Registration. Whenever the Company proposes to register any shares of its common stock under the 1933 Act (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable, or a Registration Statement on Form S-4, S-8 or any successor form thereto or another form not available for registering the Securities for sale to the public), whether for its own account or for the account of one or more stockholders of the Company and the form of Registration Statement to be used may be used for any registration of Securities (a "Piggyback Registration"), the Company shall give prompt written notice (in any event no later than 10 days prior to the filing of such Registration Statement) to the Purchaser of its intention to effect such a registration and shall include in such registration the maximum amount of Common Shares on such Registration Statement that it is permitted to include as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to Rule 415, promulgated by the SEC under the 1933 Act.

2.3 The Company hereby agrees that it shall at all times maintain all applicable licenses and registrations of GAIM and that it will not transfer any assets, licenses or registrations of GAIM to any other entity without the express written consent of the Purchaser.

2.4 The Company, at the reasonable request of the Purchaser, shall provide office space to the Purchaser at the offices of the Company at no charge to the Purchaser.

2.5 GAIM hereby agrees that it shall appoint an individual designated by the Purchaser to the board of directors of GAIM.

2.6 Use of Proceeds. The Company agrees that it shall use no more than $100,000 of the proceeds of this transaction to pay off existing indebtedness of the Company.

2.7 Non-compete. The Company agrees that, during the period that the Purchaser owns the Common Shares and the Membership Interests that it will not directly or indirectly through one or more of its affiliates, own, manage, operate, control or participate in the ownership, management, operation of control of any business that directly or indirectly competes with the business of GAIM, including, but not limited to, the business of any other registered investment advisor unless such entity or venture is under the control of GAIM and the Purchaser maintains its 25% interest in GAIM following any such transaction. Notwithstanding the foregoing, the Company shall be

permitted to explore opportunities involving offshore transactions, hedge funds, or commodities trading that are financed by third parties provided that the Purchaser shall have a right of first refusal with respect to any such transactions which are related to the business of GAIM and shall be entitled to maintain its 25% interest in any such entity or venture.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND GAIM

The Company and GAIM hereby represent and warrant to the Purchaser as follows:

3.1 Existence and Authority. The Company and GAIM have all requisite power to execute, deliver and perform this Agreement and to carry out their respective obligations hereunder.

3.2 SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act of 1933, as amended (the "1933 Act") and the Securities Exchange Act of 934, as amended, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, as in effect at the time of filing and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Since the date of the latest audited financial statements included within the SEC Reports, there has been no event, occurrence or development that has had or could reasonably be expected to result in a material adverse effect on the operations, assets, business or financial condition of the Company or GAIM.

3.3 No Conflict. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with or constitute a default under any agreement, indenture or other instrument to which the Company or GAIM is a party or by which the Company or GAIM may be bound or any law, regulation, order, arbitration, award, judgment or decree applicable to Seller.

3.4 Validity. This Agreement has been duly executed and delivered by the Company and GAIM and is a valid and binding agreement of the Company and GAIM enforceable against Seller in accordance with its terms, except as the enforceability

permitted to explore opportunities involving offshore transactions, hedge funds, or commodities trading that are financed by third parties provided that the Purchaser shall have a right of first refusal with respect to any such transactions which are related to the business of GAIM and shall be entitled to maintain its 25% interest in any such entity or venture.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND GAIM

The Company and GAIM hereby represent and warrant to the Purchaser as follows:

3.1 Existence and Authority. The Company and GAIM have all requisite power to execute, deliver and perform this Agreement and to carry out their respective obligations hereunder.

3.2 SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act of 1933, as amended (the "1933 Act") and the Securities Exchange Act of 934, as amended, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, as in effect at the time of filing and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Since the date of the latest audited financial statements included within the SEC Reports, there has been no event, occurrence or development that has had or could reasonably be expected to result in a material adverse effect on the operations, assets, business or financial condition of the Company or GAIM.

3.3 No Conflict. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with or constitute a default under any agreement, indenture or other instrument to which the Company or GAIM is a party or by which the Company or GAIM may be bound or any law, regulation, order, arbitration, award, judgment or decree applicable to Seller.

3.4 Validity. This Agreement has been duly executed and delivered by the Company and GAIM and is a valid and binding agreement of the Company and GAIM enforceable against Seller in accordance with its terms, except as the enforceability

thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally, and by general principles of equity.

3.5 Litigation. There are no actions, suits, proceedings or arbitrations or investigations pending, or to the Company's and GAIM's best knowledge, threatened in any court or before any governmental agency or instrumentality or arbitration panel or otherwise against or by the Purchaser which seek to or could restrain, prohibit, rescind or declare unlawful, or result in substantial damages in respect of this Agreement or the performance hereof by the Company or GAIM (including, without limitation, the delivery of the Common Shares and the Membership Interests).

3.6 Ownership of Membership Interests. The Company is the sole record and beneficial owner of the Membership Interests. The Membership Interests are not subject to any liens or encumbrances and the Company has not granted any rights to purchase the Membership Interests to any other person or entity.

3.7 Issuance of the Securities. The Securities are duly authorized and, when issued in accordance herewith will be duly and validly issued, fully-paid and non-assessable, free and clear of all liens other than restrictions on transfer provided hereby.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to Seller as follows:

4.1 Existence and Authority. Purchaser has all requisite power to execute, deliver and perform this Agreement.

4.2 No Conflict. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with or constitute a default under any agreement, indenture or other instrument to which Purchaser is a party or by which Purchaser may be bound or any law, regulation, order, arbitration, award, judgment or decree applicable to Purchaser.

4.3 Validity. This Agreement has been duly executed and delivered by Purchaser and is a valid and binding agreement of Purchaser enforceable against Purchaser in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally, and by general principles of equity.

4.4 Litigation. There are no actions, suits, proceedings or arbitrations or investigations pending, or to Purchaser's best knowledge, threatened in any court or before any governmental agency or instrumentality or arbitration panel or otherwise against or by the Purchaser which seek to or could restrain, prohibit, rescind or declare unlawful, or result in substantial damages in respect of this Agreement or the performance hereof by Purchaser (including, without limitation, the delivery of the Common Shares).

ARTICLE V
RESTRICTIONS ON DISPOSITION OF THE SECURITIES

5.1 Restricted Securities. Purchaser acknowledges that Purchaser is acquiring the Securities pursuant to a transaction exempt from registration under the 1933 Act. Purchaser represents, warrants and agrees that all Securities acquired by Purchaser pursuant to this Agreement are being acquired for investment without any intention of making a distribution thereof, or of making any sale or other disposition thereof which would be in violation of the 1933 Act or any applicable state securities law.

5.2 Legend. Until such time as the Common Shares are registered pursuant to the provisions of the 1933 Act, any certificate or certificates representing the Common Shares delivered pursuant to Section 1.3 will bear a legend in substantially the following form:

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of unless they have first been registered under such Act or unless an exemption from registration is available."

Seller may place stop transfer orders against the registration or transfer of any shares evidenced by such a certificate or certificates until such time as the requirements of the foregoing are satisfied.

ARTICLE VI
CONDITIONS TO CLOSING

6.1 Conditions to Obligations of Purchaser. The obligation of Purchaser to purchase the Common Shares is subject to the satisfaction of the following conditions on the date of Closing:

(a) The representations and warranties of the Company and GAIM set forth in Article II hereof shall be true and correct; and if the Closing shall occur on a date other than the date of this Agreement, Purchaser shall have been furnished with a certificate, dated the date of Closing, to such effect, signed by an authorized officer of Seller; and

(b) All permits, approvals, authorizations and consents of third parties necessary for the consummation of the transactions herein shall have been obtained, and no order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated by this Agreement, and no suit, action or other proceeding by any governmental body or other person shall have been instituted which questions the validity or legality of the transactions contemplated by this Agreement.

(c) All obligations, covenants and agreements of the Company required to be performed at or prior to the closing shall have been performed.

(d) The Company shall have delivered the certificate(s) representing the Common Shares to the Purchaser.

(e) The Company shall have delivered the certificate(s) representing the Membership Interests to the Purchaser.

6.2 Conditions to Obligations of Seller. The obligation of Seller to sell and deliver the Common Shares to Purchaser is subject to the satisfaction of the following conditions on the date of Closing:

(a) The representations and warranties of the Purchaser set forth in Article III hereof shall be true and correct; and

(b) No order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated by this Agreement, and no suit, action or other proceeding by any governmental body or other person shall have been instituted which questions the validity or legality of the transactions contemplated by this Agreement.

(c) The Purchaser shall have delivered the purchase price to the Company.

ARTICLE VII
MISCELLANEOUS

7.1 Expenses. Purchaser and Seller shall pay all of their respective expenses in connection with the authorization, preparation, execution and performance of this Agreement.

7.2 Survival of Seller's Representations and Warranties. All representations and warranties made by Seller to Purchaser in this Agreement shall survive the Closing.

7.3 Notices. All notices, requests or other communications required or permitted to be delivered hereunder shall be in writing, delivered by registered or certified mail, return receipt requested, as follows:

(a) To Sellers:

Global Arena Holding, Inc.
708 Third Avenue
New York, New York 10017

(b) To the Purchaser:

Fire Rock Capital Inc
[illegible] 1040 First Ave Suite 190
N.Y. N.Y. 10022

Any party hereto may from time to time, by written notice given as aforesaid, designate any other address to which notices, requests or other communications addressed to it shall be sent.

7.4 Specific Performance. The parties hereto acknowledge that damages would be an inadequate remedy for any breach of the provisions of this Agreement and agree that the obligations of the parties hereunder shall be specifically enforceable, and neither party will take any action to impede the other from seeking to enforce such rights of specific performance.

7.5 Successors and Assigns; Integration; Assignability. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective legal representatives, successors and assigns. This Agreement (a) constitutes, the entire agreement between the parties hereto and supersedes all other prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter hereof; (b) shall not confer upon any person other than the parties hereto any rights or remedies hereunder; and (c) shall not be assignable by operation of law or otherwise.

7.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

7.7 Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

7.8 Amendment and Waiver. No amendment or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and signed by Purchaser and Seller.

7.9 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if the signatures thereto were upon one instrument.

Remainder of Page Intentionally Omitted; Signature Page to Follow

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement on the date and year first above written.

SELLER:

Global Arena Holding, Inc.

Chairman

By: John S. Matthews
Chairman

Global Arena Investment Management, LLC

By: Brian J. Hagerman

PURCHASER: